                                                                      Exhibit 24

                                PHH CORPORATION

                               Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, as of this 16th day of October, 1995, that the undersigned directors and officers of PHH Corporation, a Maryland corporation with offices at 11333 McCormick Road, Hunt Valley, Maryland 21031 (the "Corporation"), hereby constitute and appoint Robert D. Kunisch, Eugene A. Arbaugh, Samuel H. Wright and Gordon W. Priest, Jr., and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power of substitution and with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned as director and/or officer of the Corporation and file with the Securities and Exchange Commission ("SEC"), Washington D.C., or any other federal agency, registration statements of the Corporation under the Securities Act of 1933 on Forms S-3 and S-8, respectively, relating to (i) $2 billion of the Corporation's debt securities to be issued in one or more series from time to time and (ii) up to 450,000 shares of the Corporation's common stock to be issued under the Corporation's Amended and Restated Employee Investment Plan, or any registraion or filing with any state or local jurisdiction within the United States or any foreign jurisdiction, and any exhibits or amendments to any such SEC or federal registration statement, report or filing, or state, local, or foreign registration or filing (including post-effective amendments), hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.



     /s/ James S. Beard                 Director
     ------------------------------
     James S. Beard

     /s/ Andrew F. Brimmer              Director
     ------------------------------
     Andrew F. Brimmer

     /s/ George L. Bunting, Jr.         Director
     ------------------------------
     George L. Bunting, Jr.

     /s/ Alan P. Hoblitzell, Jr.        Director
     ------------------------------
     Alan P. Hoblitzell, Jr.

     /s/ Paul X. Kelley                 Director
     ------------------------------
     Paul X. Kelly

                                        Director
     ------------------------------
     L. Patton Kline

     /s/ Francis P. Lucier              Director
     ------------------------------
     Francis P. Lucier

     /s/ Kent C. Nelson                 Director
     ------------------------------
     Kent C. Nelson

     /s/ Donald J. Shepard              Director
     ------------------------------
     Donald J. Shepard

     /s/ Anne M. Tatlock                Director
     ------------------------------
     Anne M. Tatlock

     /s/ Alexander B. Trowbridge        Director
     ------------------------------
     Alexander B. Trowbridge

     /s/ Robert D. Kunisch              Director,
     ------------------------------     Chairman of the Board,
     Robert D. Kunisch                  President and
                                        Chief Executive Officer


     /s/ Nan A. Grant                   Controller
     ------------------------------
     Nan A. Grant

                                PHH CORPORATION

                               Power of Attorney


                KNOW ALL MEN BY THESE PRESENTS, as of this 16th day of October, 1995, that the undersigned officer of PHH Corporation, a Maryland corporation with offices at 11333 McCormick Road, Hunt Valley, Maryland 21031 (the "Corporation"), hereby constitutes and appoints Robert D. Kunisch, Eugene A. Arbaugh, Samuel H. Wright and Gordon W. Priest, Jr., and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power of substitution and with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned as officer of the Corporation and file with the Securities and Exchange Commission ("SEC"), Washington, D.C., or any other federal, agency, registration statements of the Corporation under the Securities Act of 1933 on Forms S-3 and S-8, respectively, relating to (i) $2 billion of the Corporation's debt securities to be issued in one or more series from time to time and (ii) up to 450,000 shares of the Corporation's common stock to be issued under the Corporation's Amended and Restated Employee Investment Plan, or any registration or filing with any state or local jurisdiction within the United States or any foreign jurisdiction, and any exhibits or amendments to any such SEC or federal registration statement, report or filing, or state, local, or foreign registration or filing (including post-effective amendments), hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.




     /s/ Roy A. Meierhenry              Senior Vice President and
     ------------------------------     Chief Financial Officer
     Roy A. Meierhenry